SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 5, 2002


                      AMERICAN MEDICAL SECURITY GROUP, INC.
             (Exact name of Registrant as specified in its charter)


        Wisconsin              1-13154                     39-1431799
(State of Incorporation)(Commission File Number)        (I.R.S. Employer
                                                         Identification No.)

3100 AMS Boulevard, Green Bay, Wisconsin                                 54313
(Address of principal executive offices)                             (Zip Code)

                                 (920) 661-1111
              (Registrant's telephone number, including area code)


                                 --------------

Item 9.   Regulation FD Disclosure.

        American Medical Security Group, Inc. (the "Company") has developed an investor financial presentation that is available on its website - www.AMSchoices.com, and presented to a number of financial analysts, investors and potential investors. The presentation furnished herewith supercedes a presentation previously furnished pursuant to a Form 8-K dated September 10, 2001 and the presentation on the Company's website. The presentation (i) describes the Company's current businesses, strategies and financial highlights;
(ii) describes projected changes in the mix of revenue contributions from the Company's major businesses anticipated by 2003; and (iii) describes discussions between the Company and Cobalt Corporation, the parent of the Company's largest shareholder. The content of the presentation will form the base of future presentations the Company expects to make at financial forums, including health care conferences sponsored by various financial institutions. The presentation is prepared in summary fashion and contains information that should be read in conjunction with the Company's reports filed with the Securities and Exchange Commission from time to time.

        Also included in this Form 8-K is a financial supplement containing historical data that is available on the Company's website and provided to the financial analysts, investors and potential investors.

         Following is the content of the presentation and the financial supplement furnished herewith.




                  [American Medical Security Group, Inc. LOGO]

                                  February 2002


[AMS Logo]                                             FORWARD-LOOKING STATEMENT

Some of the statements made during this presentation may be forward-looking statements subject to inherent risks and uncertainties that may cause actual results to differ materially from the company's expectitations. Please refer to the cautionary statement contained in written materials distributed with this presentation and the various reports filed by the company with the SEC for discussions of risk factors affecting the company and its business. The company assumes no obligation to update forward-looking statements included in this presentation.
                                                                               2

[AMS Logo]                                                                                    AMS OVERVIEW

[Map of the United States]                                        - Specializes in providing
AMS Markets                                                         healthcare benefit plans
                                                                    for small-employer groups,
Alabama               Arizona-1             Arkansas                individuals & families
Colorado-1            Delaware              Florida-1,2
Georgia-1             Illinois-1,2          Indiana-1             - PPO model
Iowa                  Kansas-1              Louisiana
Maryland              Michigan-2            Mississippi-2         - 2001 Revenues:  $876.6 million
Missouri-1            Nebraska-1            Nevada
New Mexico-2          North Carolina-2      North Dakota          - 557,716 health members at 12/31/2001
Ohio-1,2              Oklahoma-1,2          Pennsylvania-1,2
South Carolina        South Dakota          Tennessee-1,2
Texas-1,2             Utah-2                Virginia-1
West Virginia         Wisconsin-1,3         Washington DC

1- Regional Sales Office located in this state
2- District Sales Office located in this state
3- Headquarters located in Green Bay, Wisconsin
                                                                                                         3

[AMS Logo]                                        FEBRUARY 4 EARNINGS HIGHLIGHTS

o        Net income of $0.30 per share in 4Q 2001
           o  $0.25 in 3Q 2001
           o  $0.10 in 2Q 2001
           o  $0.05 in 1Q 2001 (excluding $0.41 non-recurring litigation charge)

o        Guidance of $1.15 - 1.25 per share for full-year 2002

o        Health segment loss ratio improves for 5th consecutive quarter
           o  Lowest point in more than 2 years

o        New product lines reaching markets

                                                                               4


[AMS Logo]                                                          AMS OVERVIEW

o        Strategies
           o  Grow individual MedOne business
           o  Continue to improve small group business performance
           o  Rollout new product lines
           o  Grow dental business

                                                                               5


[AMS Logo]
                                                                      BUSINESSES

Revenue Contribution Changes (% of all AMS revenues)

         [Bar Chart]]

   2000                    2001                      2003 (projected)

   63% Small Group         54% Small Group           46% Small Group
   25% MedOne              36% MedOne                44% MedOne
    9% Specialty           10% Specialty             10% Specialty

                                                                               6


[AMS Logo]

                                   Small Group

                    Small Group Medical, Dental, Life and STD
                          associated with group members

                                                                               7


[AMS Logo]                                                 SMALL GROUP COMPONENT

o        Small-employer groups, ranging in size from 2 to 50 employees

o        Average group size is 6 employees

o        Distribution through 25,000 independent agents


                                                                               8


[AMS Logo]                                                 SMALL GROUP COMPONENT

o        Improving performance of small group business
          o   Several quarters of aggressive rate action
          o   Premiums increasing faster than claim costs

o        Industry finally overcomes impact of Health Insurance Portability &
                Accountability Act (HIPAA)
          o   Double-digit health care inflation compounds HIPAA
          o   Medicare cost-shifting makes matters worse

                                                                               9

[AMS Logo]                                                 SMALL GROUP COMPONENT

o        New group product rollout
          o   Extremely strong agent reception
          o   Employers can tailor coverage to meet their needs

o        Aggressive efforts to invigorate new member growth

[AMS Logo]                                                 SMALL GROUP COMPONENT


o        Increase small group profitability by:

          o   Focusing on core markets

          o   Introducing new products
             o   Higher deductibles, copays, etc.

                                                                              11

[AMS Logo]

                                     MedOne

                            MedOne Medical, and Life
                         associated with MedOne members

                                                                              12


[AMS Logo]                                                      MEDONE COMPONENT

o        Product for individuals and their families
          o   No employer coverage
          o   Self-employed
          o   Temporary coverage

o        Sold through independent agents

o        Higher profit potential than small group
          o   More flexibility in underwriting and pricing
          o   Better risk selection

                                                                              13

[AMS Logo]                                                      MEDONE COMPONENT

o        Well-positioned in softening economy
          o   Layoffs
          o   Small employers dropping coverage

o        New MedOne product rollout
          o   Individuals have a greater stake in health care costs
          o   Elect higher deductibles and co-pays
          o   Builds on success of Affordable One

o        Improving competitive environment
                                                                              14

[AMS Logo]                                                      MEDONE COMPONENT

o        MedOne Revenues
          o   Up 24% in 2001 from 2000

o        MedOne Membership
          o   45% of total 2001 membership vs. 34% in 2000

[AMS Logo]                                                      MEDONE COMPONENT

o        Increase revenues & profitability:

          o   Expand number of agents
          o   Introduce new product
          o   Create additional regional/national distribution relationships
          o   Provide agents with power of Internet
                o   eAMS.com secured agent site
                o   Electronic quoting and enrollment

                                                                              16


[AMS Logo]


                               Specialty Business

                       Stand-Alone Dental and Self-Funded

                                                                              17


[AMS Logo]                                                    SPECIALTY BUSINESS

o        Consists of:

          o   Dental business
                 o   167,000 stand-alone dental members
                 o   79,000 additional members bundled to group plans
          o   Self-funded business

                                                                              18


[AMS Logo]                                                    SPECIALTY BUSINESS

o        Increase Profitability by:

          o   Expanding dental business
                o   Increase sales & marketing activity
                o   New product
          o   Selectively developing self-funded business

                                                                              19


[AMS Logo]

                              FINANCIAL HIGHLIGHTS

[AMS Logo]                                                    EARNINGS PER SHARE
                                               (*excluding non-recurring charge)

         [Line Graph]

         Quarter 3 2000             $(0.09)
         Quarter 4 2000             $ 0.01
         Quarter 1 2001             $ 0.05*
         Quarter 2 2001             $ 0.10
         Quarter 3 2001             $ 0.25
         Quarter 4 2001             $ 0.30

[AMS Logo]                                             ANNUAL EARNINGS PER SHARE
                                               (*excluding non-recurring charge)

   [Bar Chart]

   2000 Actual          2001 Actual           2002 Company guidance as of 2/4/02

   $0.18                $0.70*                $1.15 - $1.25

[AMS Logo]                                                  OTHER FINANCIAL DATA

                                                      As Of
                                     12/31/99        12/31/00       12/31/01

Book Value per Share                 $14.86          $15.77         $16.30

Tangible Book Value per Share        $7.69           $8.24          $8.85

Debt to Total Capital Ratio          16.2%           15.7%          14.9%

Cash Flow from Operations            $26.4           $(3.2)         $17.6

Capital Adequacy (RBC)               339%            389%           486% est.

[AMS Logo]                                                  FINANCIAL HIGHLIGHTS

                                 SMALL CAP VALUE

o        Investment Considerations

          o   Growing MedOne business

          o   Small group market turnaround

          o   Profitable dental business

          o   Strong systems and back office

          o   Low debt to total capital ratio - 14.9%

          o   Book value of $16.30 per share on 12/31/2001
              o   Tangible book value of $8.85 per share on 12/31/2001
              o   Closing price of $11.48 on 2/1/2002

[AMS Logo]                                                    COBALT CORPORATION

o        45% Shareholder

o        January 18:  Files Schedule 13D with SEC
          o Discussions with AMS regarding the repurchase of a portion of its shares at market prices
          o   Investment no longer "strategic asset"
          o July 2001: Hired investment banker to respond to inquiries from purchasers
          o AMS in discussions with Cobalt to resolve these issues favorably for shareholders

[AMS Logo]                                                    PROXY SOLICITATION

The directors and executive officers of American Medical Security Group, Inc. ("AMS") and certain other persons may be deemed to be participants in solicitation by AMS of proxies from its shareholders in connection with AMS' 2002 Annual Meeting of Shareholders. Information concerning such participants was filed by AMS with the Securities and Exchange Commission (the "SEC") on January 22, 2002.

SHAREHOLDERS OF AMS ARE ADVISED TO READ AMS' PROXY STATEMENT IN CONNECTION WITH ITS SOLICITATION OF PROXIES FROM ITS SHAREHOLDERS WHEN IN BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Shareholders of AMS and other interested parties may obtain, free of charge, copies of AMS' proxy statement, and any other documents filed by AMS with the SEC, at the SEC's Internet web site at www.sec.gov. When available, definitive proxy statements and other documents may also be obtained by contacting AMS: Cliff Bowers, American Medical Security, P.O. Box 19032, Green Bay, WI 54307-9032. (920) 661-2766

[AMS Logo]                                                  CAUTIONARY STATEMENT

This presentation contains certain "forward-looking" statements (within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995) with respect to strategic business plans, earnings and changes in business mix. Such statements are subject to inherent risks and uncertainties that may cause actual results to differ materially from those contemplated. Risk factors that may affect actual results include:

o        Inability to successfully implement the Company's business plan, attain new business sales goals, retain existing customers and maintain acceptable profit margins
o        Unexpected increases in medical costs and increased utilization of medical services and prescription drugs resulting from bioterrorism concerns or otherwise
o        Competitive practice and demand for the Company's products
o        Changes in the Company's relationship with key sales agents and the ability of the Company to expand its distribution network
o        Developments in health care reform and changes in insurance and health care regulations and other regulatory issues
o        General economic conditions affecting consumer spending and the
             Company's investment performance
o        Outcome of commercial and other litigation
o        Other factors referred to in the Company's reports filed with the
             Securities and Exchange Commission from time to time

This presentation reflects expectations of the Company as of February 4, 2002. The Company undertakes no obligation to update this information as a result of new information or future events.

Information in this presentation related to the Company's major business products is provided in addition to previously disclosed information. In this presentation, historical and forward-looking data reflecting the Company's health and life insurance segment businesses have been allocated to major business products based on the underlying customer base.

[American Medical Security Group, Inc. Logo]

                              FINANCIAL SUPPLEMENT

AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

INCOME DATA
------------------------------------------------------------------------------------------------------------------------------------
(in thousands, except earnings per share)

                                                2000                                      2001                          YTD
                                --------------------------------------   --------------------------------------  ------------------
                                1st Qtr   2nd Qtr   3rd Qtr   4th Qtr    1st Qtr   2nd Qtr   3rd Qtr   4th Qtr   12/31/00  12/31/01
REVENUES
   Premiums                     $247,905  $240,537  $231,963  $230,666   $222,470  $213,645  $204,399  $198,158  $951,071  $838,672
   Investment income               4,883     4,886     4,620     4,618      4,514     4,405     4,280     4,244    19,007    17,443
   Realized investment gain
      (loss)                           -      (112)      (90)     (123)       (27)     (152)     (660)       60      (325)     (779)
   Fees & other                    4,889     5,015     5,263     4,945      5,301     5,408     5,369     5,207    20,112    21,285
                                 -------   -------   -------   -------    -------   -------   -------   -------   -------   -------
     Total revenues              257,677   250,326   241,756   240,106    232,258   223,306   213,388   207,669   989,865   876,621


OPERATING COSTS
   Benefits                      188,063   182,012   180,141   174,397    166,580   156,174   144,000   135,188   724,613   601,942
   General and administrative     35,458    32,991    32,215    32,742     33,080    33,723    33,821    34,048   133,406   134,672
   Commissions and selling        28,412    28,459    27,650    29,184     28,146    27,794    26,233    26,342   113,705   108,515
                                 -------   -------   -------   -------    -------   -------   -------   -------   -------   -------
     Total operating costs       251,933   243,462   240,006   236,323    227,806   217,691   204,054   195,578   971,724   845,129
                                 -------   -------   -------   -------    -------   -------   -------   -------   -------   -------

EBITDA                             5,744     6,864     1,750     3,783      4,452     5,615     9,334    12,091    18,141    31,492

Depreciation and amortization      2,014     2,181     2,141     2,105      2,092     2,263     2,365     2,463     8,441     9,183
Interest expense                     896       883       890       915        876       744       687       570     3,584     2,877
                                 -------   -------   -------   -------    -------   -------   -------   -------   -------   -------
INCOME BEFORE INCOME TAXES         2,834     3,800    (1,281)      763      1,484     2,608     6,282     9,058     6,116    19,432

Income taxes                       1,175     1,540        95       637        774     1,142     2,778     4,713     3,447     9,407
                                 -------   -------   -------   -------    -------   -------   -------   -------   -------   -------
INCOME BEFORE NON-RECURRING ITEMS  1,659     2,260    (1,376)      126        710     1,466     3,504     4,345     2,669    10,025

Non-recurring items, net of tax        -         -         -         -      5,850         -         -         -         -     5,850
                                 -------   -------   -------   -------    -------   -------   -------   -------   -------   -------
NET INCOME (LOSS)               $  1,659  $  2,260  $ (1,376) $    126   $ (5,140) $  1,466  $  3,504  $  4,345  $  2,669  $  4,175
                                 =======   =======   =======   =======    =======   =======   =======   =======   =======   =======
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
   EBITDA - basic               $   0.37  $   0.45  $   0.12  $   0.26   $   0.31  $   0.40  $   0.67  $   0.87  $   1.22  $   2.24
   Income before non-recurring
       items - diluted          $   0.11  $   0.15  $  (0.09) $   0.01   $   0.05  $   0.10  $   0.25  $   0.30  $   0.18  $   0.70
   Net income (loss) - basic    $   0.11  $   0.15  $  (0.09) $   0.01   $  (0.36) $   0.10  $   0.25  $   0.31  $   0.18  $   0.30
   Net income (loss) - diluted  $   0.11  $   0.15  $  (0.09) $   0.01   $  (0.36) $   0.10  $   0.25  $   0.30  $   0.18  $   0.29

   Weighted average common shares
       - basic                    15,505    15,102    14,562    14,436     14,211    14,042    13,992    13,953    14,899    14,049
   Weighted average common shares
       - diluted                  15,573    15,156    14,562    14,453     14,211    14,094    14,063    14,336    15,049    14,228


------------------------------------------------------------------------------------------------------------------------------------
MARGIN ANALYSIS
   EBITDA                           2.2%      2.7%      0.7%      1.6%       1.9%      2.5%      4.4%      5.8%      1.8%      3.6%
   Income before income taxes       1.1%      1.5%     (0.5%)     0.3%       0.6%      1.2%      2.9%      4.4%      0.6%      2.2%
   Net income (loss)                0.6%      0.9%     (0.6%)     0.1%      (2.2%)     0.7%      1.6%      2.1%      0.3%      0.5%


AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

FINANCIAL DATA

(in thousands, except membership)

                                                  2000                                    2001                           YTD
                                 --------------------------------------  --------------------------------------  -------------------
                                  1st Qtr   2nd Qtr   3rd Qtr   4th Qtr  1st Qtr    2nd Qtr   3rd Qtr   4th Qtr  12/31/00   12/31/01
REVENUE MIX
   Premiums:
      Health                     $232,954  $228,437  $222,635  $223,696  $216,974  $209,124  $200,256  $194,304  $907,722   $820,658
      Life                          6,072     5,774     5,460     5,272     4,963     4,483     4,135     3,843    22,578     17,424
      HMO and other                 8,879     6,326     3,868     1,698       533        38         8        11    20,771        590
   Investment income                4,883     4,774     4,530     4,495     4,487     4,253     3,620     4,304    18,682     16,664
   Self funded admin fees           1,354     1,341     1,376     1,385     1,403     1,345     1,320     1,350     5,456      5,418
   Other                            3,535     3,674     3,887     3,560     3,898     4,063     4,049     3,857    14,656     15,867
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------   --------
      Total revenues             $257,677  $250,326  $241,756  $240,106  $232,258  $223,306  $213,388  $207,669  $989,865   $876,621
                                 ========  ========  ========  ========  ========  ========  ========  ========  ========   ========

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATISTICS

   Shareholders' equity,
      excluding FAS 115          $231,706  $228,088  $226,341  $225,125  $218,850  $219,804  $223,018  $227,497  $225,125   $227,497

   Goodwill and other
      intangibles, net           $110,401  $109,455  $108,508  $107,562  $106,655  $105,748  $104,841  $103,934  $107,562   $103,934

   Debt                          $ 42,158  $ 41,858  $ 41,558  $ 41,258  $ 40,958  $ 40,658  $ 40,358  $ 40,058  $ 41,258   $ 40,058

   Book value per share          $  15.01  $  15.64  $  15.58  $  15.77  $  15.54  $  15.70  $  15.98  $  16.30  $  15.77   $  16.30

   Tangible book value per share $   7.86  $   8.14  $   8.11  $   8.24  $   7.97  $   8.15  $   8.47  $   8.85  $   8.24   $   8.85

   Debt to total capital            16.0%     16.1%     16.0%     15.7%     15.8%     15.7%     15.6%     14.9%     15.7%      14.9%

   Common shares outstanding,
      net of treasury              15,432    14,579    14,530    14,271    14,085    13,997    13,954    13,955    14,271     13,955

------------------------------------------------------------------------------------------------------------------------------------
MEMBERSHIP ANALYSIS

   Health:

      Fully insured medical       520,710   498,415   475,706   462,902   424,632   394,387   363,912   346,070   462,902    346,070
      Self funded & HMO medical    67,364    62,160    61,958    53,954    49,768    45,490    45,190    44,594    53,954     44,594
      Stand-alone dental          188,565   179,760   176,727   171,007   178,283   186,990   171,214   167,052   171,007    167,052
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------   --------
   Health                         776,639   740,335   714,391   687,863   652,683   626,867   580,316   557,716   687,863    557,716

   Life/AD&D                      280,893   270,600   259,000   251,779   230,426   211,547   196,035   185,601   251,779    185,601

------------------------------------------------------------------------------------------------------------------------------------

AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

BALANCE SHEETS

(in thousands)

                                                                      2000                                2001
                                                      3/31      6/30       9/30     12/31     3/31      6/30      9/30      12/31
                                                     --------------------------------------  --------------------------------------
ASSETS

Investments:
    Securities available for sale, at fair value:
       Fixed maturities                              $281,044  $272,192  $269,950  $262,428  $261,136  $260,159  $258,181  $269,753
       Equity securities - preferred                    2,027     2,180     2,315     2,368     2,278     2,450     2,459       722
    Fixed maturity securities held to maturity,
       at amortized cost                                3,829     4,337     4,328     4,320     4,312     4,303     4,295     4,286
    Trading securities, at fair value                       -        49       127       260       244       332       388       517
                                                     --------  --------  --------  --------  --------  --------  --------  --------
         Total investments                            286,900   278,758   276,720   269,376   267,970   267,244   265,323   275,278


Cash and cash equivalents                              (2,335)   (3,531)       (6)   15,606    10,484    12,123    23,307    24,975

Other assets:
    Property and equipment, net                        34,089    33,175    32,607    32,451    33,143    33,576    32,756    33,381
    Goodwill and other intangibles, net               110,401   109,455   108,508   107,562   106,655   105,748   104,841   103,934
    Other assets                                       54,772    47,150    47,016    46,928    46,265    42,319    41,172    35,447
                                                     --------  --------  --------  --------  --------  --------  --------  --------
         Total other assets                           199,262   189,780   188,131   186,941   186,063   181,643   178,769   172,762
                                                     --------  --------  --------  --------  --------  --------  --------  --------
TOTAL ASSETS                                         $483,827  $465,007  $464,845  $471,923  $464,517  $461,010  $467,399  $473,015
                                                     ========  ========  ========  ========  ========  ========  ========  ========
LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
    Medical and other benefits payable               $150,512  $140,173  $137,019  $145,310  $133,285  $131,851  $132,028  $135,504
    Advance premiums                                   22,835    21,449    20,780    17,568    18,013    16,140    16,135    16,737
    Payables and accrued expenses                      25,246    23,581    27,559    25,902    34,139    33,047    30,358    28,032
    Notes payable                                      42,158    41,858    41,558    41,258    40,958    40,658    40,358    40,058
    Other liabilities                                  21,516    20,204    19,300    20,708    19,828    20,470    21,518    23,284
                                                     --------  --------  --------  --------  --------  --------  --------  --------
         Total liabilities                            262,267   247,265   246,216   250,746   246,223   242,166   240,397   243,615


Shareholders' equity:
    Common stock                                       16,654    16,654    16,654    16,654    16,654    16,654    16,654    16,654
    Paid-in capital                                   187,956   187,956   187,956   187,956   187,956   187,956   187,834   187,927
    Retained earnings                                  35,286    37,546    36,169    36,295    31,155    32,621    36,125    40,470
    Unrealized gain (loss) on investments             (10,146)  (10,346)   (7,712)   (3,948)     (556)     (960)    3,984     1,903
    Treasury stock                                     (8,190)  (14,068)  (14,438)  (15,780)  (16,915)  (17,427)  (17,595)  (17,554)
                                                     --------  --------  --------  --------  --------  --------  --------  --------
         Total shareholders' equity                   221,560   217,742   218,629   221,177   218,294   218,844   227,002   229,400
                                                     --------  --------  --------  --------  --------  --------  --------  --------
TOTAL LIABILITIES AND SHAREHOLDERS'EQUITY            $483,827  $465,007  $464,845  $471,923  $464,517  $461,010  $467,399  $473,015
                                                     ========  ========  ========  ========  ========  ========  ========  ========

AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

SEGMENT DATA - HEALTH

(in thousands, except financial statistics)

                                                  2000                                     2001                          YTD
                                  -------------------------------------  --------------------------------------  -------------------
                                  1st Qtr   2nd Qtr   3rd Qtr   4th Qtr  1st Qtr    2nd Qtr   3rd Qtr   4th Qtr  12/31/00   12/31/01
OPERATING RESULTS
   Revenues:
      Premiums                   $232,954  $228,437  $222,635  $223,696  $216,974  $209,124  $200,256  $194,304  $907,722   $820,658
      Investment income             2,545     2,353     2,243     2,372     2,450     2,265     2,299     2,183     9,513      9,197
      Other revenue                 3,963     4,020     4,220     3,912     4,230     4,357     4,370     4,315    16,115     17,272
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------   --------
   Total revenues                 239,462   234,810   229,098   229,980   223,654   215,746   206,925   200,802   933,350    847,127


   Benefits and expenses:
      Benefits                    178,505   175,569   175,529   170,908   164,197   154,981   142,766   133,867   700,511    595,811
      General and administrative   33,765    31,876    31,215    31,649    31,752    32,469    32,860    32,996   128,505    130,077
      Commissions and selling      26,476    26,817    26,310    27,541    27,211    26,975    25,511    25,679   107,144    105,376
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------   --------
   Total benefits and expenses    238,746   234,262   233,054   230,098   223,160   214,425   201,137   192,542   936,160    831,264
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------   --------
   Income (loss) before income
      taxes                      $    716  $    548  $ (3,956) $   (118) $    494  $  1,321  $  5,788  $  8,260  $ (2,810)  $ 15,863
                                 ========  ========  ========  ========  ========  ========  ========  ========  ========   ========

FINANCIAL STATISTICS

   Loss ratio                       76.6%     76.9%     78.8%     76.4%     75.7%     74.1%     71.3%     68.9%     77.2%      72.6%

   Expense ratio:
      General and administrative    12.8%     12.2%     12.1%     12.4%     12.7%     13.4%     14.3%     14.9%     12.4%      13.8%
      Commissions and selling       11.4%     11.7%     11.8%     12.3%     12.5%     12.9%     12.7%     13.2%     11.8%      12.8%
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------   --------
   Total expense ratio              24.2%     23.9%     23.9%     24.7%     25.2%     26.3%     27.0%     28.0%     24.2%      26.6%
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------   --------
   Combined ratio                  100.8%    100.8%    102.8%    101.1%    100.9%    100.4%     98.3%     96.9%    101.4%      99.2%
                                 ========  ========  ========  ========  ========  ========  ========  ========  ========   ========


   Premiums per member per month:
      Fully insured medical      $    131  $    134  $    137  $    143  $    146  $    153  $    158  $    163  $    136   $    154
      Self funded                      46        44        42        42        48        49        47        50        44         48
      Dental                           18        19        19        19        20        20        21        21        19         21
      Short-term disability            21        17        17        16        21        21        22        21        18         21

   Benefits cost per member per
        month:
      Fully insured medical      $    101  $    103  $    109  $    110  $    112  $    113  $    113  $    113  $    105   $    113
      Self funded                      39        41        40        35        36        42        36        34        39         37
      Dental                           13        13        12        13        13        14        14        13        13         14
      Short-term disability            11        10        16        21        13        11        13        12        14         12

*  First quarter and full-year 2001 health segment general and administrative expense excludes the non-recurring $9.0 million pre-tax litigation charge.


AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

SEGMENT DATA - LIFE

(in thousands, except financial statistics)

                                                  2000                                     2001                          YTD
                                  -------------------------------------  --------------------------------------  -------------------
                                  1st Qtr   2nd Qtr   3rd Qtr   4th Qtr  1st Qtr    2nd Qtr   3rd Qtr   4th Qtr  12/31/00   12/31/01
OPERATING RESULTS
   Revenues:
      Premiums                    $ 6,072   $ 5,774   $ 5,460   $ 5,272  $  4,963   $ 4,483   $ 4,135   $ 3,843  $22,578    $17,424
      Investment income               159       157       157       165       174       162       160       160      638        656
      Other revenue                    56        58        57        46        42        40        38        34      217        154
                                  -------   -------   -------   -------   -------   -------   -------   -------  -------    --------
   Total revenues                   6,287     5,989     5,674     5,483     5,179     4,685     4,333     4,037   23,433     18,234

   Benefits and expenses:
      Benefits                      2,290     1,547     2,102     1,842     1,992     1,690     1,356     1,296    7,781      6,334
      General and administrative      650       582       571       649       531       561       613       559    2,452      2,264
      Commissions and selling       1,107     1,070       995       957       906       836       749       691    4,129      3,182
                                  -------   -------   -------   -------   -------   -------   -------   -------  -------    --------
   Total benefits and expenses      4,047     3,199     3,668     3,448     3,429     3,087     2,718     2,546   14,362     11,780
                                  -------   -------   -------   -------   -------   -------   -------   -------  -------    --------
   Income before income taxes     $ 2,240   $ 2,790   $ 2,006   $ 2,035  $  1,750   $ 1,598   $ 1,615   $ 1,491  $ 9,071    $ 6,454
                                  =======   =======   =======   =======   =======   =======   =======   =======  =======    ========

FINANCIAL STATISTICS

   Loss ratio                       37.7%     26.8%     38.5%     34.9%     40.1%     37.7%     32.8%     33.7%    34.5%      36.4%

   Expense ratio:
      General and administrative     9.8%      9.1%      9.4%     11.4%      9.8%     11.7%     13.9%     13.7%     9.9%      12.1%
      Commissions and selling       18.2%     18.5%     18.2%     18.2%     18.3%     18.6%     18.1%     18.0%    18.3%      18.3%
                                  -------   -------   -------   -------   -------   -------   -------   -------  -------    --------
   Total expense ratio              28.0%     27.6%     27.6%     29.6%     28.1%     30.3%     32.0%     31.6%    28.2%      30.4%
                                  -------   -------   -------   -------   -------   -------   -------   -------  -------    --------
   Combined ratio                   65.7%     54.4%     66.1%     64.5%     68.2%     68.0%     64.8%     65.4%    62.7%      66.7%
                                  =======   =======   =======   =======   =======   =======   =======   =======  =======    ========


AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER

(in thousands)

                                                  2000                                     2001                          YTD
                                  -------------------------------------  --------------------------------------  -------------------
                                  1st Qtr   2nd Qtr   3rd Qtr   4th Qtr  1st Qtr    2nd Qtr   3rd Qtr   4th Qtr  12/31/00   12/31/01
OPERATING RESULTS
   Revenues:
      Premiums                    $ 8,879   $ 6,326   $ 3,868   $ 1,698  $    533   $    38   $     8   $    11  $20,771    $   590
      Investment income             2,179     2,376     2,220     2,081     1,890     1,978     1,821     1,901    8,856      7,590
      Realized investment gain
        (loss)                          -      (112)      (90)     (123)      (27)     (152)     (660)       60     (325)      (779)
      Other revenue                   870       937       986       987     1,029     1,011       961       858    3,780      3,859
                                  -------   -------   -------   -------   -------   -------   -------   -------  -------    --------
   Total revenues                  11,928     9,527     6,984     4,643     3,425     2,875     2,130     2,830   33,082     11,260

   Benefits and expenses:
      Benefits                      7,268     4,896     2,510     1,647       391      (497)     (122)       25    16,321      (203)
      General and administrative    2,111     1,767     1,624     1,603     1,982     2,049     1,807     2,048     7,105     7,886
      Commissions and selling         829       572       345       686        29       (17)      (27)      (28)    2,432       (43)
      Interest expense                896       883       890       915       876       744       687       570     3,584     2,877
      Amortization of intangibles     946       947       946       946       907       907       906       908     3,785     3,628
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   --------
   Total benefits and expenses     12,050     9,065     6,315     5,797     4,185     3,186     3,251     3,523    33,227    14,145
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   --------
   Income (loss) before income
       taxes                      $  (122)  $   462   $   669   $(1,154) $   (760)  $  (311)  $(1,121)  $  (693) $   (145)  $(2,885)
                                  =======   =======   =======   ======== =========  ========  ========  =======  =========  ========


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                AMERICAN MEDICAL SECURITY
                                                GROUP, INC.




Dated:     February 5, 2002                     /s/ Gary D. Guengerich
                                                Gary D. Guengerich
                                                Executive Vice President & Chief
                                                Financial Officer